SUPPLEMENT DATED FEBRUARY 10, 2003
TO PROSPECTUS DATED MAY 1, 2002
AS SUPPLEMENTED JULY 1, 2002
AND AS SUPPLEMENTED OCTOBER 1, 2002

WRL FREEDOM ELITE BUILDER sm
Issued through
WRL Series Life Account
By
Western Reserve Life Assurance Co. of Ohio

The following replaces the information on page 51 of the Prospectus in the fifth bullet in the section entitled “Death Benefit – Increasing/Decreasing the Specified Amount – Conditions for decreasing the specified amount:"

•	until the later of the end of the surrender charge period or attained age 65, we may limit the amount of decrease to no more then 20% of the then current specified amount;

The following replaces the information on page 53 of the Prospectus in the fourth bullet in the section entitled “Surrenders and Cash Withdrawals – Cash withdrawal conditions”:

•	We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

These benefits are provided through an Endorsement to your Policy and may not yet be available in all states as of the date of this Supplement.

AG00238-2/03